EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

Compex Technologies, Inc.
1811 Old Highway 8
New Brighton, Minnesota 55112-3493

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

     1.     This Securities Purchase Agreement is made as of the date set forth below between Compex Technologies, Inc., a Minnesota corporation (the “Company”), and the Investor.

     2.     The Company has authorized the sale and issuance of up to one million (1,000,000) units (the “Units”), each Unit consisting of one share of the common stock of the Company, $.10 par value per share (the “Common Stock”), and an Additional Investment Right, in the form of Exhibit A to this Securities Purchase Agreement, to acquire 25% of a share of Common Stock, to certain investors in a private placement (the “Offering”).

     3.     The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor ____________ Units at a purchase price of $8.9072 per Unit, or an aggregate purchase price of $ ___________ (the “Purchase Price”), subject to the Terms and Conditions for Purchase of Units attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit B, certificates representing the shares of Common Stock purchased by the Investor will be registered in the Investor’s name and address as set forth below.

     4.     The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, and (b) it has no direct or indirect affiliation or association with any National Association of Securities Dealers, Inc. (“NASD”) member. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

[REMAINDER OF PAGE INTENTIONALLY BLANK]

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: November 18, 2003

[Investor]

By:

Name:
Title:

Address:

Agreed and Accepted:

COMPEX TECHNOLOGIES, INC.

By:

Name: Dan W. Gladney
Title: President and Chief Executive Officer

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List of Annexes and Exhibits

Annex I	Terms and Conditions for Purchase of Securities
Exhibit A	Form of Additional Investment Right
Exhibit B	Stock Certificate Questionnaire
Exhibit C	Investor Questionnaire
Exhibit D	Form of Legal Opinion of Company Counsel
Exhibit E	Subsidiaries
Exhibit F	Transfer Agent Instructions
Exhibit G	Plan of Distribution
Exhibit H	Investor Affidavit
Exhibit I	Certificate of Subsequent Sale

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EXECUTION COPY

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

     1.     Agreement to Sell and Purchase the Units; Subscription Date.

1.1 Purchase and Sale. At the Closing (as defined in Section 2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions set forth herein, and at the Purchase Price, the number of Units described in paragraph 3 of the Securities Purchase Agreement attached hereto (collectively with this Annex I and the other exhibits attached hereto, this “Agreement”).

1.2 Other Investors. As part of the Offering, the Company proposes to enter into Securities Purchase Agreements in the same form as this Agreement with, and to issue Additional Investment Rights to, certain other investors (the “Other Investors”), and the Company expects to complete sales of Units to them. The Investor and the Other Investors are sometimes collectively referred to herein as the “Investors.” This Agreement and the Securities Purchase Agreements executed by the Other Investors are sometimes collectively referred to herein as the “Agreements,” and the Additional Investment Right issued pursuant to this Agreement and the Additional Investment Rights issued to the Other Investors are sometimes collectively referred to herein as the “Additional Investment Rights.” The Company may accept executed Agreements from Investors for the purchase of Units commencing upon the date on which the Company provides the Investors with the proposed purchase price per Unit and concluding upon the date (the “Subscription Date”) on which the Company has notified Credit Lyonnais Securities (USA) Inc. (in its capacity as placement agent for the Units, the “Placement Agent”) in writing that it will no longer accept Agreements for the purchase of Units in the Offering, but in no event shall the Subscription Date be later than November 19, 2003. Each Investor must complete a Securities Purchase Agreement, a Stock Certificate Questionnaire (in the form attached as Exhibit B hereto) and an Investor Questionnaire (in the form attached as Exhibit C hereto) in order to purchase Units in the Offering.

1.3 Placement Agent Fee. The Investor acknowledges that the Company intends to pay to the Placement Agent a fee in the amount equal to 5.75% of the gross proceeds from the sale of the Securities to the Investor and to reimburse the Placement Agent for not more than $25,000 of its accountable expenses.

     2. Delivery of the Units at Closing. The completion of the purchase and sale of the Units (the “Closing”) shall occur on a date mutually agreed upon by the Company and the Investor (the “Closing Date”), which date shall not be later than November 20, 2003 (the “Outside Date”), and of which the Other Investors will be notified in advance by the Placement Agent. The Closing shall take place at the New York City offices of Proskauer Rose LLP or at such other location as mutually agreed upon by the Investor and Company. At the Closing, the Company shall deliver to the Investor: (a) one or more stock certificates representing the number of shares of Common Stock equal to the number of Units set forth in paragraph 3 of the Securities Purchase Agreement (the “Shares”), each such certificate to be registered in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire attached hereto as Exhibit B, in the name of a nominee designated by the Investor, (ii) an Additional Investment Right, in the name of the Investor, pursuant to which such Investor shall have the right to acquire a number of shares of Common Stock equal to 25% of the number of Units set forth in paragraph 3 of the Securities Purchase Agreement (the “Underlying Shares"), (iii) a legal opinion from Dorsey & Whitney

LLP (“Company Counsel”), dated the Closing Date, substantially in the form attached hereto as Exhibit D (the “Legal Opinion”), and (iv) duly executed Transfer Agent Instructions, substantially in the form of Exhibit F, acknowledged by the Company’s transfer agent (the “Transfer Agent Instructions”). In exchange for the delivery of the Additional Investment Right and the stock certificates representing the Shares, the Investor shall deliver or cause to be delivered the Purchase Price to the Company by wire transfer of immediately available funds pursuant to the Company’s written instructions.

     The Company’s obligation to issue and sell the Units to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of an executed copy of this Agreement; (b) the accuracy of the representations and warranties made by the Investor in this Agreement and the fulfillment of the obligations of the Investor to be fulfilled by it under this Agreement on or prior to the Closing; and (c) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby.

     The Investor’s obligation to purchase the Units shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) the completion of purchases and sales under the Agreements with the Other Investors for not less than 1,000,000 shares; (b) the delivery of the Legal Opinion to the Investor by counsel to the Company; (c) the accuracy of the representations and warranties made by the Company in this Agreement on the date hereof and, if different, on the Closing Date; (d) the fulfillment of the obligations of the Company to be fulfilled by it under this Agreement on or prior to the Closing; (e) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby; (f) the delivery to the Investor by the Company of an officer’s certificate stating that the conditions specified in this paragraph have been fulfilled; and (g) the delivery of a duly executed Transfer Agent Instruction. In the event that the Closing does not occur on or before the Outside Date as a result of the Company’s failure to satisfy any of the conditions set forth above (and such condition has not been waived by the Investor), the Company shall return any and all funds paid hereunder to the Investor no later than one Business Day following the Outside Date and the Investor shall have no further obligations hereunder. For purposes of this Agreement, “Business Day” shall mean any day other than a Saturday, Sunday or other day on which the Nasdaq National Market or commercial banks located in New York are permitted or required by law to close.

     3.     Representations, Warranties and Covenants of the Company. Except as otherwise described in the Company’s Annual Report on Form 10-K for the year ended June 30, 2003 (and any amendments thereto filed at least two (2) Business Days prior to the date hereof), the Company’s Proxy Statement for its 2003 Annual Meeting of Shareholders, or the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (and any amendments thereto filed at least two (2) Business Days prior to the date hereof) or any of the Company’s Current Reports on Form 8-K filed since July 1, 2003 and at least two (2) Business Days prior to the date hereof (collectively, the “SEC Reports”), the Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and the Closing Date, as follows:

3.1 Organization. The Company is duly incorporated and validly existing in good standing under the laws of the State of Minnesota. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified could have (i) a material adverse effect upon the Company and its subsidiaries taken as a whole, (ii) a material adverse effect upon the business, financial condition, properties, operations or assets of the Company and its subsidiaries taken as a whole, (iii) an adverse effect on the Company’s ability to perform its obligations under the Agreements in all material respects, or (iv) an adverse effect on the legality, validity or enforceability of any of the Agreements (any of (i),(ii),(iii), or (iv), a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. The Company has no “subsidiaries” (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)), other than those set forth on Exhibit E to this Agreement (the “Subsidiaries”). Except with respect to Compex SA, a Swiss organization (the “Significant Subsidiary”), none of the Subsidiaries is a significant subsidiary as defined in Rule 1-02 of Regulation S-X. The Significant Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

3.2 Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements. The execution and delivery of the Agreements, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action and no further action on the part of the Company or its Board of Directors or shareholders is required. The Agreements have been validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3 Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Units and the Underlying Shares (collectively, the “Securities”) to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) result in a conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of the Significant Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective properties are bound, (ii) the Articles of Incorporation, bylaws or other organizational documents of the Company, as amended, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or any of the Significant Subsidiaries or their respective properties or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any of the Significant Subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of the Significant Subsidiaries is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Agreements by the Company and the valid issuance or sale of the Securities by the Company pursuant to the Agreements, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

3.4 Capitalization. The outstanding capital stock of the Company as of September 30, 2003 is as described in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003. The Company has not issued any capital stock since September 30, 2003 other than pursuant to the purchase of shares under the Company’s employee stock purchase plan and the exercise of stock options, in each case as disclosed in the SEC Reports. The Securities have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor). The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon exercise of the Additional Investment Right. The outstanding shares of capital stock of the Company and each Significant Subsidiary have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. With the exception of director qualifying shares, the Company owns all of the outstanding capital stock of the Significant Subsidiaries, free and clear of all liens, claims and encumbrances. There are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or the Significant Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company or any of the Significant Subsidiaries is a party and providing for the issuance or sale of any capital stock of the Company or any of the Significant Subsidiaries, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal or other similar right exists with respect to the issuance and sale of the Securities, except as provided in the Agreements. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

3.5 Legal Proceedings. There is no material legal or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company or any of the Significant Subsidiaries is a party or of which the business or property of the Company or any of the Significant Subsidiaries is subject that is required to be disclosed and that is not so disclosed in the SEC Reports. Neither the Company nor any of the Significant Subsidiaries is subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body.

3.6 No Violations. Neither the Company nor any of the Significant Subsidiaries is in violation of its Articles of Incorporation, bylaws or other organizational documents, as amended, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any of the Significant Subsidiaries, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, and neither the Company nor any of the Significant Subsidiaries is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any of the Significant Subsidiaries is a party or by which the Company or any of the Significant Subsidiaries or their respective properties are bound, which default is reasonably likely to have a Material Adverse Effect.

3.7 Governmental Permits, Etc. Each of the Company and the Significant Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and the Significant Subsidiaries as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably likely to have a Material Adverse Effect.

3.8 Intellectual Property.

(a) Except for matters which are not reasonably likely to have a Material Adverse Effect, (i) each of the Company and the Subsidiaries has ownership of, or a license or other legal right to use, all patents, copyrights, trade secrets, trademarks, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company (collectively, “Intellectual Property”) and (ii) all of the Intellectual Property owned by the Company or by the Subsidiaries consisting of patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and/or such other jurisdictions.

(b) Except for matters which are not reasonably likely to have a Material Adverse Effect, all material licenses or other material agreements under which (i) the Company or any of the Subsidiaries employs rights in Intellectual Property, or (ii) the Company or any of the Subsidiaries has granted rights to others in Intellectual Property owned or licensed by the Company or any of the Subsidiaries are in full force and effect, and there is no default by the Company or any of the Subsidiaries with respect thereto.

(c) The Company believes that it has taken all steps reasonably required in accordance with sound business practice and business judgment to establish and preserve the ownership of all material Intellectual Property owned by the Company or the Subsidiaries.

(d) Except for matters which are not reasonably likely to have a Material Adverse Effect, to the knowledge of the Company, (i) the present business, activities and products of the Company or the Subsidiaries do not infringe any intellectual property of any other person; (ii) neither the Company nor any of the Subsidiaries is making unauthorized use of any confidential information or trade secrets of any person; and (iii) the activities of any of the employees of the Company or the Subsidiaries, acting on behalf of the Company or the Subsidiaries, do not violate any agreements or arrangements related to confidential information or trade secrets of third parties.

(e) No proceedings are pending, or to the knowledge of the Company, threatened, which challenge the rights of the Company or the Subsidiaries to the use of Intellectual Property, except for matters which are not reasonably likely to have a Material Adverse Effect.

3.9 Financial Statements. The financial statements of the Company and the related notes contained in the SEC Reports present fairly and accurately in all material respects the financial position of the Company as of the dates therein indicated, and the results of its operations, cash flows and the changes in shareholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis at the times and throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

3.10 No Material Adverse Change. Except as disclosed in the SEC Reports or in any press release issued by the Company at least two (2) Business Days prior to the date of this Agreement, since September 30, 2003, there has not been (i) an event, circumstance or change that has had or is reasonably likely to have a Material Adverse Effect, (ii) any obligation incurred by the Company or the Significant Subsidiaries, direct or contingent, that is material to the Company, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or the Significant Subsidiaries which has had a Material Adverse Effect.

3.11 Nasdaq Compliance. The Company’s Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is listed on the Nasdaq National Market (the “Nasdaq Stock Market”), and the Company has taken no action intended to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market. The issuance of the Securities does not require shareholder approval, including, without limitation, pursuant to Nasdaq Marketplace Rule 4350(i).

3.12 Reporting Status. The Company has timely made all filings required under the Exchange Act during the twenty-four (24) months preceding the date of this Agreement, and all of those documents complied in all material respects with the SEC’s requirements as of their respective filing dates, and the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. The Company is currently eligible to register the resale of Common Stock by the Investors pursuant to a registration statement on Form S-3 under the Securities Act (the “Registration Statement”).

3.13 No Manipulation; Disclosure of Information. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company has not disclosed any material non-public information to the Investors. The Company understands and confirms that each of the Investors will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Significant Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4.

3.14 Accountants. Ernst & Young LLP, who expressed their opinion with respect to the consolidated financial statements to be incorporated by reference from the Company’s Annual Report on Form 10-K for the year ended June 30, 2003 into the Registration Statement and the prospectus which will form a part thereof (the “Prospectus”), have advised the Company that they are, and to the knowledge of the Company they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

3.15 Contracts. Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the SEC Reports that are material to the Company and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company’s knowledge, any other party to such contracts is in breach of or default under any of such contracts.

3.16 Taxes. Except for matters which are not reasonably likely have a Material Adverse Effect, each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or the Subsidiaries.

3.17 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Units hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

3.18 Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement.

3.19 Insurance. Each of the Company and the Subsidiaries maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company or the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

3.20 Offering Prohibitions. Neither the Company nor any person acting on its behalf or at its direction has in the past or will in the future take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer or sale of the Securities as contemplated by this Agreement within the provisions of Section 5 of the Securities Act.

3.21 Listing. The Company shall comply with all requirements of the NASD with respect to the issuance of the Securities and the listing of the Shares and the Underlying Shares on the Nasdaq National Market.

3.22 Related Party Transactions. No transaction has occurred between or among the Company or any of its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that with the passage of time will be required to be disclosed pursuant to Section 13, 14 or 15(d) of the Exchange Act.

3.23 Books and Records. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.24 Form S-3 Eligibility. The Company is eligible to register its Common Stock for resale by the Purchasers using Form S-3 promulgated under the Securities Act.

3.25 Certain Fees. Except for the fees described in Schedule 3.25, all of which are payable to registered broker-dealers, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions.

3.26 Private Placement. Neither the Company nor any Person acting on the Company’s behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. The Company is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company is not a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

3.27 Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

3.28 Registration Rights. Except as described in Schedule 3.28, the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not been satisfied.

3.29 Application of Takeover Protections. Except as disclosed in Schedule 3.29, there is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to any of the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Agreements, including, without limitation, as a result of the Company’s issuance of the Securities and the Investors’ ownership of the Securities.

3.30 Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.31 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

3.32 Furnishing of Information. As long as any Investor owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any Investor, the Company shall deliver to such Investor a written certification of a duly authorized officer as to whether it has complied with the preceding sentence.

3.33 Other Registration Statements. Except for registration statements on Form S-4 and S-8, the Company shall not, prior to the Effective Date of the Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities.

     4.     Representations, Warranties and Covenants of the Investor.

4.1 Investor Knowledge and Status. The Investor represents and warrants to, and covenants with, the Company that as of the Closing Date: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Securities, (ii) the Investor has received and reviewed the SEC Reports, including, without limitation, the risks relating to the Company described in the Company’s annual report on Form 10-K for the year ended June 30, 2003 and quarterly report on Form 10-Q for the quarter ended September 30, 2003, and has requested, received, reviewed and considered all other information it deemed relevant in making an informed decision to purchase the Securities; (iii) the Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act and is acquiring the Securities in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Securities (this representation and warranty not limiting the Investor’s right to sell Securities pursuant to the Registration Statement or otherwise or, other than with respect to any claim arising out of a breach of this representation and warranty, the Investor’s right to indemnification under Section 6.3); (iv) the Investor will not, directly or indirectly, offer, sell or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (v) the Investor has answered all questions in paragraph 4 of the Securities Purchase Agreement and the Investor Questionnaire attached hereto as Exhibit C for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date thereof, and (vi) the Investor has, in connection with its decision to purchase the Securities, relied only upon the representations and warranties of the Company contained herein and the information contained in the SEC Reports. The Investor understands that the issuance of the Securities to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement. No person (including without limitation the Placement Agent) is authorized by the Company to provide any representation that is inconsistent with or in addition to those contained herein or in the SEC Reports, and the Investor acknowledges that it has not received or relied on any such representations.

4.2 Transfer of Securities. The Investor agrees that it will not make any sale, transfer or other disposition of the Securities (a “Disposition”) other than Dispositions that are made pursuant to the Registration Statement in compliance with any applicable prospectus delivery requirements or that are exempt from registration under the Securities Act.

4.3 Power and Authority. The Investor represents and warrants to the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.4 Short Position. The Investor has not, from the period beginning on the signing of the Term Sheet dated November 10, 2003 between and among the Investor and the Company, and ending on the Closing Date, established any hedge or other position in the Common Stock that is a Disposition by the Investor or any other person or entity. For purposes hereof, a “hedge or other position” would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

4.5 No Investment, Tax or Legal Advice. The Investor understands that nothing in the SEC Reports, this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

4.6 Confidential Information. The Investor acknowledges that the Investor has received no material nonpublic information from the Company, excepting the execution of this Agreement which shall be disclosed in the press release set forth in Section 6.5. The Investor covenants that from the date hereof until the press release required by Section 6.5 it will maintain in confidence such information regarding the Offering.

4.7 Acknowledgments Regarding Placement Agent. The Investor acknowledges that the Placement Agent has acted solely as Placement Agent for the Company in connection with the Offering of the Securities by the Company, and that the Placement Agent has made no representation or warranty whatsoever with respect to the accuracy or completeness of information, data or other related disclosure material that has been provided to the Investor. The Investor further acknowledges that in making its decision to enter into this Agreement and to purchase the Securities, it has relied on its own examination of the Company and the terms of, and consequences of holding, the Securities. The Investor further acknowledges that the provisions of this Section 4.7 are for the benefit of, and may be enforced by, the Placement Agent.

4.8 Additional Acknowledgement. The Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any Other Investor, and that it is not acting in concert with any Other Investor in making its purchase of the Securities hereunder. The Investor and, to its knowledge, the Company acknowledge that the Investors have not taken any actions that would deem the Investors to be members of a “group” for purposes of Section 13(d) of the Exchange Act.

     5.     Transfer of Securities and Other Agreements.

5.1 Transfers to Affiliates; Pledges. Notwithstanding the anything contained in of the Agreements to the contrary, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, any transfer of Securities by a Investor to an Affiliate of such Investor, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act. For purposes hereof “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. The Company acknowledges and agrees that a Investor may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities provided such pledge or grant of a security interest is consistent with all applicable laws, rules and regulations, including applicable securities laws (a “Bona Fide Pledge Arrangement”). If required under the terms of such Bona Fide Pledge Arrangement, such Investor may transfer pledged or secured Securities to the pledgees or secured parties, provided such transfer is consistent with all applicable laws, rules and regulations, including applicable securities laws. Such a pledge or transfer pursuant to a Bona Fide Pledge Arrangement would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement that may be required under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders under any prospectus that is part of a Registration Statement filed in accordance with Section 6 hereunder.

5.2 Legends. The Investors agree to the imprinting, so long as is required by this Section 5.2, of the following legend on any certificate evidencing Securities:

[NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE

FOREGOING, THESE SECURITIES [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

Certificates evidencing Securities shall not be required to contain such legend or any other legend (i) following any sale of such Securities pursuant to the Registration Statement (as defined below) or pursuant to Rule 144, (ii) if such Securities are eligible for sale under Rule 144(k), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC).

5.3 Legend Removal. Subject to, and contingent upon, receipt by counsel of affidavits of the Investor in form of Exhibit H hereto, the Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent as soon as practicable, but in no event greater than 2 days, after the date the Registration Statement, as defined in Section 6.1(a), is first declared effective by the SEC (the “Effective Date”) facilitating the reissuance of the certificates representing the Securities or the transfer thereof, without restrictive legend as provided herein; provided, however, that no such affidavit shall be requiried if the Investor delivers to the Company’s transfer agent a certificate of subsequent sale in the form attached as Exhibit I. . Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than three Trading Days following the delivery by a Investor to the Company or the Company’s transfer agent of a legended certificate representing such Securities, deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends. The Investor covenants and agrees that it will comply with the prospectus delivery requirements set forth in Section 5 of the Securities Act of 1933, as amended, in connection with any sale of Securities pursuant to the Registration Statement. For purposes of this Agreement, “Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any such market, then a day on which trading occurs on the NASDAQ National Market (or any successor thereto), or (c) if trading ceases to occur on the NASDAQ National Market (or any successor thereto), any Business Day. For the purposes of this Agreement the term “Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or the NASDAQ SmallCap Market, and the term “Trading Market” means the Nasdaq National Market or any other Eligible Market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

5.4 Reimbursement. If any Investor or any of its Affiliates or any officer, director, partner, controlling person, employee or agent of a Investor or any of its Affiliates (a “Related Person”) becomes involved in any capacity in any Proceeding (a “Proceeding”) brought by any third party or against any Person in connection with or as a result of the transactions contemplated by the Agreement, the Additional Investment Rights, the Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder (collectively, the “Transaction Documents”), the Company will indemnify and hold harmless such Investor or Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any losses, claims, damages, liabilities, settlement costs and expenses resulting from such Proceeding (collectively “Losses”) incurred in connection therewith, as such expenses or Losses are incurred, excluding only Losses that result directly from a breach by such Investor or Related Person’s obligations under the Transaction Documents, or such Investor’s or Related Person’s negligence or misconduct. In addition, the Company shall indemnify and hold harmless each Investor and Related Person from and against any and all Losses, as incurred, arising out of any Proceeding resulting from any breach by the

Company of any of the representations, warranties or covenants made by the Company in this Agreement or any other Transaction Document. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by Section 6.3(c) below. Without limiting the generality of the foregoing, the Company specifically agrees to reimburse the Investors on demand for all costs of enforcing the indemnification obligations in this paragraph.

     6.     Registration Rights; Compliance with the Securities Act.

6.1 Registration Procedures and Expenses. The Company:

(a) shall, not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), (i) furnish to each Investor and any counsel designated by any Investor (each, a “Investor Counsel”, and Mainfield Enterprises, Inc. has initially designated Proskauer Rose LLP) copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of each Investor and Investor Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which Investors holding a majority of the Registrable Securities shall reasonably object;

(b) shall, subject to receipt of necessary information from the Investors, prepare and file with the Securities and Exchange Commission (“SEC”) as promptly as possible, and in any event within twenty (20) days after the Closing Date (the “Filing Date”), a Registration Statement on Form S-3 (the “Registration Statement”), which shall contain (except if otherwise directed by the Investors) the Plan of Distribution attached hereto as Exhibit G, to enable the resale of any Common Stock (including the Underlying Shares) issued or issuable pursuant to this Agreement, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (collectively, the “Registrable Securities”) by the Investors on a continuous basis pursuant to Rule 415 of the Securities Act;

(c) shall use its best efforts, subject to receipt of necessary information from the Investors, to cause the Registration Statement to become effective as soon as practicable, but in no event later than ninety (90) days after the Closing Date, such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC in such 20-day period any financial statements that are required to be filed prior to the effectiveness of such Registration Statement;

(d) shall use its best efforts to (i) prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement current and effective for a period (the “Effectiveness Period”) ending on the earlier of (A) the later of the second anniversary of (x) the Closing Date, or (y) the last date on which shares are issued upon exercise of Additional Investment Rights, (B) the date on which the Investor may sell Registrable Securities pursuant to paragraph (k) of Rule 144 under the Securities Act or any successor rule (“Rule 144”) or (C) such time as all Registrable Securities purchased by such Investor in this Offering have been sold pursuant to a registration statement or Rule 144; (ii) notify each Investor promptly upon the Registration Statement, and each post-effective amendment thereto, being declared effective by the SEC; (iii) respond as promptly as reasonably possible, but in any event within 10 days, to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Investors true and complete copies of all correspondence from and to the SEC relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented;

(e) shall bear all expenses of the Company incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Investors), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market; but excluding any fees or expenses of the Investors or their agents, or any underwriting or brokerage fees or commissions;

(f) shall, with a view to making available to the Investor the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time, permit the Investor to sell Registrable Securities to the public without registration, the Company covenants and agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor’s Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Investor’s Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Investor upon request, as long as the Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration;

(g) shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market;

(h) shall notify the Investors of Registrable Securities to be sold and each Investor Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than 1 Trading Day thereof, of any of the following events: (i) the SEC notifies the Company whether there will be a “review” of any Registration Statement; (ii) the SEC comments in writing on any Registration Statement (in which case the Company shall deliver to each Investor a copy of such comments and of all written responses thereto); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the SEC or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(i) shall use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) except as permitted under Section 6.2(b), any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible;

(j) shall furnish to each Investor and Investor Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules promptly after the filing of such documents with the SEC, and to the extent requested by such Person all documents incorporated or deemed to be incorporated therein by reference and all exhibits (including those previously furnished or incorporated by reference);

(k) shall promptly deliver to each Investor and Investor Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. Subject to the provisions of this Agreement, including provisions related to any Suspension (as hereafter defined), the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

(l) shall (i) in the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all reasonable steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to the Investors evidence of such listing; and (iv) maintain the listing of such Registrable Securities on each such Trading Market or another Eligible Market;

(m) shall, prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Investors and respective Investor Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(n) shall cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Investors may request;

(o) shall, upon the occurrence of any event described in Section 6.1(h)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(p) shall cooperate with any due diligence investigation undertaken by the Investors in connection with the sale of Registrable Securities, including, without limitation, by making available any documents and information; provided that the Company will not deliver or make available to any Investor material, nonpublic information unless such Investor specifically requests in advance to receive material, nonpublic information in writing; and

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 6.1 that the Investor shall furnish to the Company such information regarding itself, the Registrable Securities to be sold by Investor, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

The Company understands that the Investor disclaims being an underwriter, but acknowledges that a determination by the SEC that the Investor is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

6.2 Transfer of Registrable Securities After Registration; Suspension.

(a) The Investor agrees that it will not effect any Disposition of the Registrable Securities or its right to purchase the Registrable Securities that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act, as contemplated in the Registration Statement and as described below, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b) Subject to paragraph (c) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance that the Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such event it would be materially detrimental to the Company (other than relating solely to the price of the Common Stock) and which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall promptly deliver a certificate in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Registrable Securities pursuant to the Registration Statement (a “Suspension”) until the Investors are advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as possible after delivery of a Suspension Notice to the Investors, and in any event within five trading days; provided, however, that in the event of a Suspension pursuant to this Section 6.2(b), the Suspension may be for a period of not more than 30 consecutive days; provided further that the Investor shall not be prohibited from selling Registrable Securities as a result of more than two Suspensions during any twelve month period. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 6.2(b). Notwithstanding anything to the contrary, the Company shall not be permitted to cause a Suspension prior to 60 Trading Days following the Effective Date.

(c) If a Suspension is not then in effect, the Investor may sell Registrable Securities under the Registration Statement, provided that it complies with any applicable prospectus delivery requirements.

(d) The Company shall cause its transfer agent to issue a certificate without any restrictive legend to the Investor or any purchaser of any Registrable Securities if (a) the Registration Statement has been declared effective by the SEC; (b) the purchaser or Investor has provided the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Registrable Securities may be made without registration under the Securities Act; or (c) such Registrable Securities are sold by the Investor in compliance with Rule 144 under the Securities Act.

6.3 Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Investor, the officers, directors, partners, members, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor expressly for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of any Suspension, the use by such Investor of an outdated or defective Prospectus after the Company has provided the Investor with a Suspension Notice and prior to the receipt by such Investor in writing by the Company advising such Investor that the use of the applicable Prospectus may be resumed. The Company shall notify the Investors promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Investors. Each Investor shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor expressly for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of a Suspension, the use by such Investor of an outdated or defective Prospectus after the Company has provided the Investor with a Suspension Notice and prior to the receipt of the copies of the supplemented Prospectus and/or amended Registration Statement, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed. In no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification that would otherwise be available under Section 6.3(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.3(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.3(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.3(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount of the proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.4 Information Available. So long as the Registration Statement is effective covering the resale of Registrable Securities owned by the Investor, the Company will furnish (or, to the extent such information is available electronically through the Company’s filings with the SEC, the Company will make available) to the Investor:

(a) as soon as practicable after it is available, one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

(b) upon the reasonable request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a)(ii) of this Section 6.5 as filed with the SEC and all other information that is made available to shareholders; and

(c) upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Investor, will meet with the Investor or a representative thereof at the Company’s headquarters during the Company’s normal business hours to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities and will otherwise reasonably cooperate with the Investor conducting an investigation for the purpose of reducing or eliminating the Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with the Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

6.5 Public Statements. The Company shall, on or before 9:30 a.m., New York City time, on November 19, 2003, issue a press release acceptable to the Investors disclosing all material terms of the transactions contemplated hereby. The Company agrees to disclose on a Current Report on Form 8-K the existence of the Offering and the material terms, thereof, including pricing, on the Closing Date. Such Current Report on Form 8-K shall include a form of this Agreement and a form of the Additional Investment Right as exhibits thereto. Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Investors promptly after filing. Except with respect to such initial press release and Form 8-K, the Company shall, at least two Trading Days prior to the filing or dissemination of any disclosure required by this paragraph, provide a copy thereof to the Investors for their review. The Company and the Investors shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the SEC or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company will not issue any public statement, press release or any other public disclosure listing the Investor as one of the purchasers of the Units without the Investor’s prior written consent, except as may be required by applicable law or rules of any exchange on which the Company’s securities are listed. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Investor with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing without the express written consent of such Investor. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information after notive and with the approval of the Company, which approval shall not be unreasonably withheld or delayed. No Investor shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

6.6 No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Investors in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

6.7 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Investor written notice of such determination and if, within fifteen days after receipt of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Investor requests to be registered.

     7.     Subsequent Placements.

(a) Except for (i) the issuance of Common Stock, options or other stock-based benefits to employees, officers, directors of, or consultants or advisors to the Company pursuant to a stock-based plan duly approved by the Company’s board of directors, (ii) the issuance of any securities pursuant to rights to purchase or acquire Common Stock or Common Stock Equivalents outstanding as of the date of this Agreement, (iii) the issuance of securities in connection with any bona fide acquisition by the Company of another entity, or all or substantially all of the assets of another entity, by merger, purchase of assets or other corporate reorganization, in each case as approved by the Company’s board of directors and not for the principal purpose of raising cash, and (iv) the issuance of securities in connection with a joint venture or development agreement or strategic partnership or similar agreement approved by the Company’s board of directors and not for the principal purpose of raising cash (collectively, an “Excluded Transaction”), the Company will not, prior to the Effective Date, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or the Significant Subsidiaries’ equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or any security convertible exercisable or exchangeable for Common Stock (collectively know as “Common Stock Equivalents”) (any such offer, sale, grant, disposition or announcement that is not an Excluded Transaction being referred to as a “Subsequent Placement”).

(b) Until the one year anniversary of the date of this Agreement, the Company will use its reasonable commercial best efforts to notify the Investor of any Subsequent Placement that is to be completed by the Company without registration under the Securities Act (a “Private Placement”) and use its reasonable commercial best efforts to allow the Investor to participate in such Private Placement on the same terms as any other purchaser of securities in such Private Placement. For purposes of this Section 7(b), reasonable commercial efforts shall mean that the Company shall use its best efforts to (i) offer to sell, or sell, to each Investor an amount of the Common Stock or Common Stock Equivalents offered in such Private Placement (the “Offered Securities”) equal to such Investor’s pro rata portion of twenty-five percent (25%) of the Offered Securities based on such Investor’s pro rata portion of the aggregate purchase price paid by the Investors for all of the Shares purchased hereunder, and (ii) notify the Investor not less than 2 Trading Days prior to the closing of such Private Placement or if earlier within one day after reaching a preliminary agreement with another purchaser; provided, however, that such reasonable commercial efforts shall not (x) obligate the Company to notify the Investor of a Private Placement prior to commencement of negotiations with another purchaser, or in any event more than 10 days prior to closing of the Private Placement or (y) to offer to the Investor any Offered Securities that are not purchased by any other Investor.

     8.     Reservation of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Additional Investment Rights in such amount as may be required to fulfill its obligations in full thereunder. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Additional Investment Rights, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

     9.     Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

     10.     Fees and Expenses. At the Closing, the Company shall pay to Mainfield Enterprises, Inc. an aggregate of $25,000 for their legal fees and expenses incurred in connection with its due diligence and the preparation and negotiation of the Transaction Documents. In lieu of the foregoing payment, Mainfield Enterprises, Inc. may retain such amount at the Closing or require the Company to pay such amount directly to Proskauer Rose, LLP. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Securities.

     11. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to such carrier, (iv) if delivered by facsimile, upon electric confirmation of receipt; and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

(a) if to the Company, to:

Compex Technologies, Inc.
1811 Old Highway 8
New Brighton, Minnesota 55112-3493
Attention: Dan W. Gladney, President and Chief Executive Officer
Telephone: (763) 631-0590
Facsimile: (651) 638-0477

with a copy to:

Dorsey & Whitney LLP
Suite 1500, 50 South Sixth Street
Minneapolis, Minnesota 55402-1498
Attn: Thomas O. Martin, Esq.
Telephone: (612) 340-2600
Facsimile: (612) 340-7800

(b) if to the Investor, at its address on the signature page to the Securities Purchase Agreement.

     12.     Amendments; Waiver. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

     13.     Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     14.     Entire Agreement; Severability. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     15.     Governing Law; Venue; Waiver Of Jury Trial. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR

PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

     16.     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

     17.     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. No Investor may assign its rights under this Agreement, except to (i) an Affiliate, (ii) pursuant to a Bona Fide Pledge Transaction, or (iii) to up to two additional Persons who are direct transferees (but not to any transferee of such transferee) from such Investor; provided, however, that in each such case, such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Investors.” Notwithstanding anything herein, nothing herein shall restrict the Investor from transferring, pledging or selling the Securities hereunder in accordance with the Securities Act.

     18.     Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

     19.     Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     20.     Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor hereunder or pursuant to the Additional Investment Rights, or any Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     21.     Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

     22.     Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Shares pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Significant Subsidiary which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.